INVESCO
                           Strategic Portfolios, Inc.

                            Supplement to Prospectus
                               dated March 1, 1998

The table entitled "Annual Portfolio Operating Expenses" contained in the section of the Fund's Prospectus entitled "Annual Portfolio Expenses" is amended to (1) delete the information regarding the Leisure Portfolio and (2) substitute the following information in its place:

                  Leisure Portfolio
         Management Fee                                                    0.75%
         12b-1 Fees(1)                                                     0.25%
         Other Expenses(2)                                                 0.66%
         Total Portfolio Operating Expenses(1)(2)                          1.66%

         (1) The 12b-1 fees for the period ending October 31, 1998 may be less than 0.25% of the average net New Assets.

         (2) It should be noted that the Portfolio's actual total operating expenses were lower than the figures shown because the Portfolio's custodian fees, transfer agency fees and distribution fees were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offset arrangement, the figures shown above do not reflect these reductions. In comparing expenses for different years, please note that the Ratios of Expenses to Average Net Assets shown under "Financial Highlights" do reflect any reductions for periods prior to the fiscal year ended October 31, 1996. See "The Fund And Its Management" and "How to Buy Shares -- Distribution Expenses."

The date of this Supplement is April 15, 1998.